Newpark Resources Presentation

November 2013

NEWPARK

NYSE: NR

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2012, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, our ability to execute our business strategy and make successful business acquisitions and capital investments, our customers' activity levels in exploration and drilling, operating hazards inherent in the oil and natural gas industry, particularly offshore, our international operations, the availability of raw materials and skilled personnel, our customer concentration and cyclical nature of our industry, our market competition, the cost and continued availability of borrowed funds, legal and regulatory matters, including environmental regulations, inherent limitations in insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, and the impact of severe weather, particularly in the U.S. Gulf Coast. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as as through our website.

NEWPARK

Company Overview

First Nine Months 2013 Revenue - $845 million


10%
5%
85%
Fluids Systems and Engineering
Mats and Integrated Services
Environmental Services

First Nine Months 2013 Segment Operating Income - $105 million*


12%
33%
55%

*Excludes corporate overhead

- **Specialized provider of:**
  - Fluids Systems and Engineering
  - Mats and Integrated Services
  - Environmental Services**
- **Customers:**
  - Oil and Gas Industry
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

**Sale process for Environmental Services initiated in May 2013

NEWPARK

Global Presence - Current

First Nine Months 2013 Revenues - $845 million



Canada
EMEA
Latin America
APAC
U.S.
4%
13%
9%
3%
71%

NEWPARK

Strategic Drivers – Technology

- **Driving to be the recognized technology leader in each of our business units**

- **Drilling Fluids**
  - New worldwide technology center opened in June 2013
  - Evolution® (patent pending) our family of high-performance water-based systems introduced in 2010

- **Mats & Integrated Services**
  - Durabase® composite mat system provides superior well-site surface and environmental protection
  - Field testing continues of Linerless Spill Containment System (patent pending)





NEWPARK

Strategic Drivers – International Expansion

- **International expansion is a key element of our strategy**
  - Stability of revenue
  - Longer term contracts
  - Mostly IOC's and NOC's
    - Fewer Competitors
  - Recent Contract Awards
    - Total, multi-year deepwater Brazil contract
    - Kuwait National Oil Company, multi-year contract
    - Black Sea deepwater contract with a Super Major



$300
$250
$200
$150
$100
$50
$0
Revenues ($ millions)
First Nine Months
Full Year
26% CAGR
$62
$88
$140
$143
$175
$216
$251
$174
$215
2006
2007
2008
2009
2010
2011
2012
2013

NEWPARK

Strategic Drivers - Customer Support


ENERGYPOINT RESEARCH INC
Rated 1st in Drilling Fluids Services
OILFIELD SERVICES
Customer Satisfaction 2012
Rated 1st in Drilling-related Services
OILFIELD SERVICES
Customer Satisfaction 2012
Rated 1st in Fluids, Chemicals & Proppants
OILFIELD PRODUCTS
Customer Satisfaction 2012
Rated 1st for Horizontal & Directional
OILFIELD PRODUCTS
Customer Satisfaction 2012
Rated 1st for HPHT Applications
OILFIELD PRODUCTS
Customer Satisfaction 2012
Rated 1st in HSE
OILFIELD SERVICES
Customer Satisfaction 2012
Rated 1st by Independents
OILFIELD SERVICES
Customer Satisfaction 2012
Rated 1st in Interior Texas & Mid-Continent
OILFIELD SERVICES
Customer Satisfaction 2012
Rated 1st in Job Quality
OILFIELD SERVICES
Customer Satisfaction 2012
Rated 1st for Onshore Applications
OILFIELD PRODUCTS
Customer Satisfaction 2012
Rated 1st in Onshore Applications
OILFIELD SERVICES
Customer Satisfaction 2012
Rated 1st in Onshore Gulf Coast
OILFIELD SERVICES
Customer Satisfaction 2012
Rated 1st in Shale-oriented Applications
OILFIELD PRODUCTS
Customer Satisfaction 2012
Rated 1st in Total Satisfaction
OILFIELD SERVICES
Customer Satisfaction 2012
Rated 1st in U.S. & Canada
OILFIELD SERVICES
Customer Satisfaction 2012

- **Focused on backing our leading technology with superior customer support**
  - Over 600 fluids technicians customize and deliver our technology worldwide
  - Advanced training programs for fluid technicians continue to enhance product and service knowledge

- **Newpark recognized with 15 category wins in 2012 by EnergyPoint Research, an independent customer service survey company**

NEWPARK

Drilling Fluids Segment – Market Share

2012 Worldwide Drilling and Completions Fluids Market

$11 billion market size


Newpark Resources 8.2%
Baker Hughes 10.4%
Halliburton Corp. 23.9%
Schlumberger 35.6%
Others 21.9%

Worldwide Fluids Market Share 2003 - 2012


10%
8%
6%
4%
2%
0%
5.9%
6.0%
7.5%
7.4%
7.0%
8.0%
5.8%
7.5%
8.5%
8.2%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: Spears & Associates - Oilfield Market Report, September 2013

- **8% share of <u>combined</u> drilling and completion fluids market; significantly higher share in drilling fluids market**
- **4th largest drilling fluids provider worldwide**
  - 3rd largest in North America (based on company data)
- **Market share gains primarily with NOC's, IOC's and large independents**
- **Expanding deepwater presence**

NEWPARK

Fluid Systems & Engineering – North America


North American Revenues
Revenues ($ millions)
$700
$600
$500
$400
$300
$200
$100
$0
First Nine Months
Full Year
$268
$425
$585
$615
$461
$503
2009
2010
2011
2012
2013


Market Share % by Basin (3rd Qtr 2013)1
Market Share % (rigs)
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
10%
17%
15%
23%
47%
10%
32%
19%
11%
Bakken
Barnett
Eagleford
Fayetteville
Haynesville
Marcellus
Niobrara
Permian
Utica


ExxonMobil
Chevron
Chesapeake
bp
OXY
Apache
devon
CIMAREX
ConocoPhillips

- Serves most North American basins, with majority of revenue coming from oil or liquids-related drilling
- Approximately 13% share of total U.S. market in the third quarter 2013
- December 2012 acquisition of Alliance Drilling Fluids expanded presence in Permian and Eagle Ford

(1) Source: Company estimates

Fluid Systems & Engineering – EMEA

- **Core Markets**
  - Algeria, Italy, Romania,Tunisia, Libya
- **Near-Term Growth Markets**
  - Kuwait, Kurdistan, Georgia, Ukraine, Hungary
- **Recent contract awards in Black Sea and Kuwait to start in 2014**


EMEA Revenues
First Nine Months
Full Year
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
$116
$111
$113
$117
$83
$108
2009
2010
2011
2012
2013



NEWPARK

Fluids Systems & Engineering – Latin America

- 2007 entry in Brazil helped establish Newpark in Deepwater market
- Expanding work with Petrobras and IOC's
- Focus on proprietary products such as DeepDrill®, water-based technology
- Looking to expand beyond Brazil


Latin America Revenues
First Nine Months
Full Year
Revenues ($ millions)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$25
$61
$76
$87
$59
$74
2009
2010
2011
2012
2013


Anadarko Petroleum Corporation
MAERSK
BR PETROBRAS
TOTAL
ExxonMobil
Statoil
STARFISH OIL & GAS
ALVORADA PETRÓLEO
NEWPARK

Fluids Systems & Engineering – Asia Pacific

- **2011 acquisition provided entry in the APAC region**
  - Australia
  - New Zealand
  - India
- **Two year offshore contract began in mid-2012**



Santos
We have the energy.

origin energy

contact

Asia Pacific Revenues



First Nine Months
Full Year
Revenues ($ millions)
$50
$40
$30
$20
$10
$0
$25
$42
$29
$28
2011*
2012
2013

*Business acquired in April 2011

NEWPARK

Evolution Technology

- **Evolution system continues to demonstrate superior drilling performance**
  - Higher lubricity
  - Environmentally friendly
  - Reduced circulating temperatures
  - Increased ROP

- **Published SPE paper co-authored with Occidental**

- **System roll-out expanding into international markets**




Winner
2010


Evolution Revenues
First Nine Months
Full Year
Revenues ($ millions)
$0
$20
$40
$60
$80
$100
$120
$27
$67
$110
$79
$86
2010
2011
2012
2013

NEWPARK

Deepwater Market Opportunity – Building on Brazil Success


45
Europe
1
43
North America
35
Asia
1
Middle East
38
Africa
8
Australia
39
72
South America
17%
40
242
Total
Newpark
Active Deepwater Rigs

NEWPARK

NYSE: NR

Source: Rigzone and Company estimates

Mats & Integrated Services

- **New environmental applications drove growth in recent years**
  - Use of Durabase® composite mats to minimize adverse impacts of land drilling
- **Revenues include sale of DuraBase® composite mats and rentals**
  - Mat sales targeted to international E&P customers and domestic customers outside of the oil and gas industry
  - Rental business focused on three U.S. regions: Northeast, Gulf Coast and Rockies
- **$40M Manufacturing expansion project underway**
  - Capacity expansion to open up new market opportunities



Total Segment Revenues
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
First Nine Months
Full Year
$37
$69
$110
$122
$96
$81
2009
2010
2011
2012
2013



Revenues by Type
Revenues ($ millions)
Mat Sales
Rental and Services
$12
$25
$23
$46
$42
$68
$63
$59
$39
$69
2009
2010
2011
2012
First Nine Months 2013 Annualized

Building upon the Dura-Base® Technology Driver

- **One of the most durable large scale composite mats in the world**
  - **Size: 8 ft X 14 ft, Weighs: approximately 1,000 lbs**
- **Multiple patents issued and pending**
- ***FOUNDATION*** **from which we are launching new products**
  - Spill Containment and others
- **Capable of being deployed in various market segments**
- **Improves Operational Efficiency**
- **Established Brand Recognition**
- **Proven Track Record of Performance**


DURA-BASE®
ADVANCED-COMPOSITE MAT SYSTEM

NEWPARK

Durabase Spill Containment System

- Enhancement of the Durabase® technology introduces sealing technology to contain spills on the mat surface
- Applications include drilling and completions phase
- Field Testing on-going with formal launch expected in 2014





NEWPARK

Environmental Services

- **Processes and disposes of E&P waste**
  - Non-hazardous oilfield waste
- **Leading market position in U.S. Gulf Coast**
  - Uses low pressure injection technology
  - Waste disposed into unique geological structures underground
- **Sale process for Environmental Services business initiated in May 2013**



Environmental Services Revenues
First Nine Months
Full Year
Revenues ($ millions)
$60
$50
$40
$30
$20
$10
$0
$43
$49
$49
$54
$40
$49
2009
2010
2011
2012
2013



Financial Summary – Q3 2011 to Q3 2013



Revenue and EBITDA*
Revenue (left)
EBITDA (right)
Revenues ($ millions)
$300
$275
$250
$225
$200
$175
$150
$50
$45
$40
$35
$30
$25
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Q1 13
Q2 13
Q3 13

*Reflect reported operating income plus depreciation and amortization expense



Debt to Capitalization
Total Debt (left)
Debt to Capital (right)
($ millions)
$300
$250
$200
$150
$100
$50
$0
40.0%
35.0%
30.0%
25.0%
20.0%
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13

- Driving revenue and EBITDA growth despite lower US rig counts
- Actions continue to drive operational efficiency and improve cost structure
- Executed $50 million share re-purchase program in 2012; Additional $50 million program approved in 2013
- Debt increase in Q4 2012 largely driven by Alliance acquisition

NEWPARK

Outlook


U.S. Drilling Rigs by Type*
70%
60%
50%
40%
30%
20%
10%
0%
Horizontal
Vertical
Directional
Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13


Oil vs Gas Rig Mix*
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Oil
Gas
Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13

* Source: Baker Hughes

- **North America shift towards oil rich plays has stabilized**
- **Increase in unconventional drilling is a favorable trend**
  - Evolution
  - Spill Containment
- **International outlook remains strong despite continued uncertainty in North Africa**
- **Deepwater trend improving in Gulf of Mexico**

NEWPARK

APPENDIX

Consolidated Statements of Operations

(Unaudited)	Three Months Ended			Nine Months Ended	
(In thousands, except per share data)	September 30, 2013	June 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Revenues	$ 285,708	$ 276,622	$ 259,599	$ 844,848	$ 767,691
Cost of revenues	230,206	225,244	210,276	685,856	626,712
Selling, general and administrative expenses	25,433	24,662	20,878	74,277	62,135
Other operating income, net	(232)	(201)	(311)	(872)	(802)
Operating income	30,301	26,917	28,756	85,587	79,646
Foreign currency exchange loss	975	475	185	1,082	416
Interest expense, net	2,728	2,802	2,416	8,050	7,337
Income from operations before income taxes	26,598	23,640	26,155	76,455	71,893
Provision for income taxes	7,838	7,976	7,413	24,656	23,054
Net income	$ 18,760	$ 15,664	$ 18,742	$ 51,799	$ 48,839
Income per common share -basic:	$ 0.22	$ 0.19	$ 0.22	$ 0.61	$ 0.55
Income per common share -diluted:	$ 0.20	$ 0.17	$ 0.20	$ 0.54	$ 0.50

NEWPARK

Operating Segment Results

(Unaudited)	Three Months Ended		
(In thousands)	September 30, 2013	June 30, 2013	September 30, 2012
Revenues			
Fluids systems and engineering	$ 233,020	$ 233,964	$ 211,457
Mats and integrated services	35,112	25,412	35,067
Environmental services	17,576	17,246	13,075
Total revenues	$ 285,708	$ 276,622	$ 259,599
Operating income (loss)			
Fluids systems and engineering	$ 17,140	$ 17,684	$ 14,798
Mats and integrated services	15,345	10,341	15,992
Environmental services	4,656	5,321	3,089
Corporate office	(6,840)	(6,429)	(5,123)
Total operating income	$ 30,301	$ 26,917	$ 28,756
Segment operating margin			
Fluids systems and engineering	7.4%	7.6%	7.0%
Mats and integrated services	43.7%	40.7%	45.6%
Environmental services	26.5%	30.9%	23.6%

NEWPARK

Consolidated Balance Sheets

(Unaudited) (In thousands, except share data)	September 30, 2013	December 31, 2012
ASSETS		
Cash and cash equivalents	$ 69,409	$ 46,846
Receivables, net	316,276	323,439
Inventories	203,926	209,734
Deferred tax asset	9,972	11,596
Prepaid expenses and other current assets	11,889	12,441
Total current assets	611,472	604,056
Property, plant and equipment, net	279,298	253,990
Goodwill	89,360	87,388
Other intangible assets, net	30,771	41,018
Other assets	6,985	8,089
Total assets	$ 1,017,886	$ 994,541
LIABILITIES AND STOCKHOLDERS' EQUITY		
Short-term debt	$ 12,242	$ 2,599
Accounts payable	99,863	114,377
Accrued liabilities	50,603	42,620
Total current liabilities	162,708	159,596
Long-term debt, less current portion	219,795	256,832
Deferred tax liability	44,115	46,348
Other noncurrent liabilities	20,805	18,187
Total liabilities	447,423	480,963
Common stock, $0.01 par value, 200,000,000 shares authorized and 97,777,995 and 95,733,677 shares issued, respectively	978	957
Paid-in capital	501,319	484,962
Accumulated other comprehensive loss	(8,247)	(734)
Retained earnings	146,814	95,015
Treasury stock, at cost; 10,413,402 and 10,115,951 shares, respectively	(70,401)	(66,622)
Total stockholders' equity	570,463	513,578
Total liabilities and stockholders' equity	$ 1,017,886	$ 994,541

NEWPARK

Consolidated Statements of Cash Flow

(Unaudited)	Nine Months Ended September 30,	
(In thousands)	2013	2012
Cash flows from operating activities:		
Net income	$ 51,799	$ 48,839
Adjustments to reconcile net income to net cash provided by operations:		
Depreciation and amortization	33,138	24,406
Stock-based compensation expense	6,954	5,027
Provision for deferred income taxes	(311)	(4,654)
Net provision for doubtful accounts	221	1,282
(Gain) loss on sale of assets	(437)	512
Excess tax benefit from stock-based compensation	(2,020)	-
Change in assets and liabilities:		
Decrease in receivables	1,210	11,964
Decrease (increase) in inventories	2,964	(6,446)
Decrease (increase) in other assets	828	(98)
(Decrease) increase in accounts payable	(11,832)	2,905
Increase (decrease) in accrued liabilities and other	13,175	(3,085)
Net cash provided by operating activities	95,689	80,652
Cash flows from investing activities:		
Capital expenditures	(52,550)	(34,858)
Proceeds from sale of property, plant and equipment	1,248	823
Net cash used in investing activities	(51,302)	(34,035)
Cash flows from financing activities:		
Borrowings on lines of credit	215,994	222,868
Payments on lines of credit	(243,141)	(213,221)
Proceeds from employee stock plans	8,102	1,007
Post-closing payment for business acquisition	-	(11,892)
Purchase of treasury stock	(4,227)	(35,698)
Excess tax benefit from stock-based compensation	2,020	-
Other financing activities	(25)	(48)
Net cash used in financing activities	(21,277)	(36,984)
Effect of exchange rate changes on cash	(547)	577
Net increase in cash and cash equivalents	22,563	10,210
Cash and cash equivalents at beginning of year	46,846	25,247
Cash and cash equivalents at end of period	$ 69,409	$ 35,457

NEWPARK

Experienced Leadership

• **Paul Howes**	President & CEO
• **Gregg Piontek**	VP & CFO
• **Mark Airola**	SVP, GC & Admin Officer
• **Lee Ann Kendrick**	VP, Human Resources
• **Bruce Smith**	President *Fluids Systems and Engineering*
• **Jeff Juergens**	President *Mats & Integrated Services & Environmental Services*

NEWPARK

Management Biographies

Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

NEWPARK

Management Biographies

Lee Ann Kendrick, Vice President, Human Resources: Lee Ann joined Newpark in January 2012 as Vice President of Human Resources. Prior to joining Newpark, Ms. Kendrick was responsible for human resources for The Americas with Lloyd's Register, a risk management and safety assurance organization in energy, utilities, general engineering and manufacturing industries. Prior to that, Ms. Kendrick spent seven years at CGGVeritas, a leading oil and gas services company that provides seismic solutions to exploration and production companies. At CGGVeritas, Ms. Kendrick held numerous roles including Director of HR Services, Latin America HR Manager and Corporate Benefits Manager. From 1992 to 2001, Ms. Kendrick worked in the financial services industry where she started her career with MetLife Financial Services, a leading provider of financial services and insurance to individual and institutional clients.

Bruce C. Smith, Executive VP and President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens, President Mats and Integrated Services & Environmental Services: Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.

NEWPARK